SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 9-19-07

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


        Delaware                      1-9102                 77-0100596
(State or other jurisdiction    (Commission File No.)       (IRS Employer
 of Incorporation)                                        Identification No.)

              245 South Los Robles Ave., Pasadena, California 91101
                  (Address of principal executive offices) (Zip Code)
               Registrant's telephone number, including area code:
                                 (626) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02 Results of Operations and Financial Condition

On September 20, 2007, Registrant issued a press release regarding results of operations for the third quarter ended August 26, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereunder. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD OR
Item 12.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Cautionary statement for purposes of the 'Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the exhibit attached hereto, that refer to the estimated or anticipated future results of the Registrant are forwarded-looking and reflect the Registrant's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting the Registrant's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can also affect the Registrant's results. Forward-looking statements represent the Registrant's judgment only as of the date of this report. Since actual results could differ materially from such statements, the reader is cautioned not to rely on these forward-looking statements. Moreover, the Registrant disclaims any intent or obligation to update these forward-looking statements.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective September 19, 2007, Registrant amended Article VI of its Bylaws to specifically address the subject of uncertificated shares in connection with the Registrant's compliance with recent rules promulgated by The New York Stock Exchange (NYSE) requiring NYSE-listed issuers to be eligible for a direct registration system by January 1, 2008. A copy of the Registrant's Amended and Restated Bylaws reflecting amended Article VI is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           News release dated September 20, 2007.

3.2 Amended and Restated Bylaws of Ameron International Corporation, amended effective September 19, 2007.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERON INTERNATIONAL CORPORATION



Date: September 20, 2007            By:   /s/ Javier Solis
                                          ----------------
                                          Javier Solis
                                          Senior Vice President & Secretary